Commitments and Contingencies Operating Leases, Future Minimum Payments Due (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2013	$ 37,360
2014	29,018
2015	21,217
2016	17,578
2017	18,972
Thereafter	56,411
Total minimum lease payments, including estimated operating expenses	180,556
Less aggregate contracted sublease income	(10,042)
Operating Leases Future Minimum Payments Net	$ 170,514